SUMMARY PROSPECTUS

OCTOBER 1, 2020

VALIC COMPANY I SMALL CAP FUND

(TICKER: VCSMX)

The Fund’s Statutory Prospectus, Statement of Additional Information, and the most recent shareholder reports are incorporated into and made part of each Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and are not intended for use by other investors.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and the above-incorporated information online at https://www.valic.com/prospectus-and-reports/mutual-funds. You can also get this information at no cost by calling 800-448-2542 or by sending an email request to VALICClientCommunicationsRequest@valic.com.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

The following disclosure does not apply to investors who own fund shares beneficially through a variable insurance contract. Each applicable insurance company will provide information regarding delivery of fund shareholder reports to its contract owners.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Registrant’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Registrant. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant or VALIC Retirement Services Company (VRSCO), as your retirement plan recordkeeper, electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.

You may elect to receive all future reports in paper free of charge. You can inform the Registrant or VRSCO that you wish to continue receiving paper copies of your shareholder reports by contacting 1-866-345-5954 or visiting FundReports.com and providing the 20-digit unique ID located above or below your mailing address. Your election to receive reports in paper will apply to all funds held within your employer-sponsored retirement plan account with VRSCO.

Investment Objective

The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.03%
Fee Waivers and/or Expense Reimbursements[1]	-0.10%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.93%

1

The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2021, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.93%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

FUND SUMMARY: SMALL CAP FUND

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$318	$559	$1,250

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of net assets in stocks of small companies. A company is considered a “small” company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000® Index or the S&P SmallCap 600® Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside this range. The Russell 2000® and S&P SmallCap 600® Indexes are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000® and S&P SmallCap 600® Indexes are subject to change. If the companies in which the Fund invests are successful, these companies may grow into mid- and large-cap companies.

The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation. Stock selection may reflect a growth or a value investment approach or a combination of both.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk. The investment style or strategy used by the Subadviser may fail to produce the intended result. The Subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Micro-Cap Company Risk. Micro-cap companies are generally subject to the same risks as small-cap companies. However, the prices of micro-cap companies are generally more volatile. In addition, because micro-cap securities tend to have significantly lower trading volumes, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than the Subadviser believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. For more information about the risks of investing in small-cap companies please see Small-Cap Company Risk above.

Dividend-paying Stocks Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Dividend-paying stocks may not participate in a broad market

FUND SUMMARY: SMALL CAP FUND

advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, disease/virus, outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.

Value Style Risk. Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has served as sub-adviser of the Fund since its inception. American Century Investment Management and Franklin Portfolio Associate served as sub-advisers from June 21, 2004 through March 7, 2008. Bridgeway Capital Management, Inc. (“Bridgeway”) became a sub-adviser on October 1, 2006. Effective March 7, 2017, J.P. Morgan Investment Management Inc. (“JPMIM”), assumed management of a portion of the Fund. From March 10, 2008 to March 6, 2017, the portion of the Fund managed by JPMIM was managed by Invesco Advisers, Inc.

FUND SUMMARY: SMALL CAP FUND

The percentage of the Fund’s assets that each sub- adviser manages may, at the adviser’s discretion, change from time to time.

During the 10-year period shown in the bar chart, the highest return for a quarter was 17.05% (quarter ended December 31, 2010) and the lowest return for a quarter was -22.57% (quarter ended September 30, 2011). The year-to-date calendar return as of June 30, 2020 was -9.07%.

Average Annual Total Returns (For the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
Fund	29.43%	8.49%	12.58%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.

The Fund is subadvised by Bridgeway, JPMIM and T. Rowe Price.

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
Bridgeway
John N.R. Montgomery Chief Investment Officer, Portfolio Manager	2006
Elena Khoziaeva, CFA Portfolio Manager	2006
Michael Whipple, CFA Portfolio Manager	2006
ChristineL.Wang,CFA,CPA Portfolio Manager	2010

Name and Title	Portfolio Manager of the Fund Since

JPMIM
Don San Jose Managing Director and Lead Portfolio Manager	2017
Dan Percella Managing Director and Portfolio Manager	2017

T. Rowe Price
Frank M. Alonso Vice President and Portfolio Manager	2016

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract contains additional information about purchases and redemptions of the Funds’ shares.

Tax Information

A Fund will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

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